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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 14, 2000


                                  FIRST BANCORP
             (Exact Name of Registrant as Specified in its Charter)




        North Carolina                   0-15572                 56-1421916
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                              341 North Main Street
                         Troy, North Carolina 27371-0508
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 576-6171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              (Former name or address, if changed from last report)






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Item 2.  Acquisition or Disposition of Assets.

         First Bancorp completed the merger of First Savings Bancorp, Inc., a North Carolina corporation ("First Savings"), into First Bancorp on September 14, 2000 pursuant to the terms of the Merger Agreement dated as of December 15, 1999 between First Bancorp, First Savings and the banking subsidiaries of each of them. The shareholders of First Savings received 1.2468 shares of First Bancorp common stock for each share of First Savings stock they owned immediately prior to the completion of such merger. First Bancorp agreed to pay cash in lieu of fractional shares of First Bancorp common stock that otherwise would have been issued in connection with such merger. The consideration paid was determined through arms' length negotiations between First Bancorp and First Savings.

         Pursuant to such merger, First Bancorp acquired all of the assets of First Savings; provided, however, that in response to regulatory concerns, an agreement has been reached to sell the First Savings branch located in Carthage, NC to Bank of Davie, headquartered in Mocksville, NC.

         The merger of the bank subsidiaries of each company is expected to occur in the fourth quarter of 2000, with all regulatory approvals already having been received. Until such time, First Savings Bank of Moore County, Inc., SSB, the bank subsidiary of First Savings, will continue to operate as a separate subsidiary of First Bancorp.

         The Merger Agreement is designated as Exhibit 2 hereto and is incorporated herein by reference from Exhibit A to the Proxy Statement/Prospectus contained in First Bancorp's Registration Statement on Form S-4 (File No. 333-34216). Additionally, reference is made to the press release attached hereto as Exhibit 99.5 for additional information regarding the completion of such merger. The foregoing description of the merger of First Savings into First Bancorp is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements and Exhibits.

         (a) The following unaudited interim financial statements of First Savings Bancorp, Inc. are filed as Exhibit 99.1 to this Current Report on Form 8-K:

                  (i) Consolidated Statements of Financial Condition as of March 31, 2000 and 1999;

                  (ii) Consolidated Statement of Income for the nine-month period ended March 31, 2000 and 1999; and

                  (iii) Consolidated Statement of Cash Flows for the nine-month period ended March 31, 2000 and 1999.


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                  The following audited annual financial statements of First
                  Savings Bancorp, Inc. are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K:

                  (i) Report of Independent Auditors relating to Consolidated Financial Statements;

                  (ii) Consolidated Statements of Financial Condition as of June 30, 1999 and 1998;

                  (iii) Consolidated Statements of Income for the fiscal years ended June 30, 1999, 1998 and 1997;

                  (iv) Consolidated Statements of Cash Flows for the fiscal years ended June 30, 1999, 1998 and 1997; and

                  (v)      Notes to Consolidated Financial Statements.

         (b) The following unaudited pro forma financial information with respect to the merger of First Savings Bancorp, Inc. into First Bancorp is filed as Exhibit 99.4 to this Current Report on Form 8-K:

                  (i) Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2000;

                  (ii) Unaudited Pro Forma Combined Condensed Income Statement for the Three Months Ended March 31, 2000;

                  (iii) Unaudited Pro Forma Combined Condensed Income Statement for the Three Months Ended March 31, 1999;

                  (iv) Unaudited Pro Forma Combined Condensed Income Statement for the Year Ended December 31, 1999;

                  (v) Unaudited Pro Forma Combined Condensed Income Statement for the Year Ended December 31, 1998;

                  (vi) Unaudited Pro Forma Combined Condensed Income Statement for the Year Ended December 31, 1997; and

                  (vii) Notes to Pro Form Combined Condensed Financial Information.



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         (c)      Exhibits: The following exhibits are filed as part of this
                  Current Report on Form 8-K:

                  2 Merger Agreement dated as of December 15, 1999 between First Bancorp, First Savings Bancorp, Inc., First Bank, and First Savings Bank of Moore County, Inc., SSB (incorporated by reference to Appendix A to the Joint Proxy Statement included in First Bancorp's Registration Statement on Form S-4 (File No. 333-34216)

                  23 Consent of Independent Auditors regarding First Savings Bancorp, Inc. financial statements

                  99.1 Unaudited Interim Consolidated Financial Statements of First Savings Bancorp, Inc. as of and for the nine-month period ended March 31, 2000, and the notes thereto (incorporated by reference to Form 10-Q of First Savings Bancorp, Inc. filed on March 12, 2000, pages 3 and 5 - 6 thereof, File No. 000-27098)

                  99.2 Audited Annual Consolidated Statements of Financial Condition of First Savings Bancorp, Inc. as of June 30, 1999 and 1998, and the notes thereto and the independent auditor's report with respect thereto (incorporated by reference to the Annual Report for 1999, filed as Exhibit 13 to Form 10-K of First Savings Bancorp, Inc. filed on September 24, 1999, pages 17, 18, and 23-38 thereof, File No. 000-27098)

                  99.3 Audited Annual Consolidated Statements of Income and Statements of Cash Flows of First Savings Bancorp, Inc. for the fiscal years ended June 30, 1999, 1998 and 1997, and the notes thereto and the independent auditor's report with respect thereto (incorporated by reference to the Annual Report for 1999, filed as
                           Exhibit 13 to Form 10-K of First Savings Bancorp, Inc. filed on September 24, 1999, pages 17, 19, 21-22 and 23-38 thereof, File No. 000-27098)

                  99.4 Pro Forma Financial Information (incorporated by reference to the Joint Proxy Statement included in First Bancorp's Registration Statement on Form S-4, pages 57 - 65, File No. 333-34216)

                  99.5     Press Release



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  September 28, 2000

                                               FIRST BANCORP

                                               By:  /s/ James H. Garner
                                                    ---------------------------
                                                    James H. Garner
                                                    Chief Executive Officer